EXHIBIT 99.4

SERIES 2000-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

Quarterly Summary Distribution Details

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REPORTING DATES

Closing Date                                                         27-Mar-00
Determination Date                                                   01-Oct-02
Notice Date                                                          11-Oct-02
Distribution Date                                                    15-Oct-02
Start Accrual Period                                                 12-Jul-02
End Accrual Period                                                   15-Oct-02
No. Of Days in Accrual Period                                               95
Start Collection Period                                              01-Jul-02
End Collection Period                                                30-Sep-02
No. Of Days in Collection Period                                            92
Distribution Month                                              Yes
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SECURITIES ON ISSUE
                                  NO. OF     INITIAL INVESTED  INITIAL INVESTED
                               CERTIFICATES     AMOUNT (US$)     AMOUNT (A$)
                               ------------  ----------------  ----------------

Class A-1 Notes                      9,550    955,000,000.00     1,577,208,918
Class A-2 Notes                      1,500               -         150,000,000
Class B Notes                          150               -          15,000,000
Redraw Bond - series 1                   -               -                   -
Redraw Bond - series 2                   -               -                   -

US$/A$ exchange rate at issue       0.6055

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INTEREST RATE FOR ACCRUAL PERIOD
--------------------------------
                                                BANK      INTEREST   INTEREST
                                             BILL RATE     MARGIN      RATE
                                             ----------   --------   --------
Class A-1 Notes (payable to
   Currency Swap Provider)                     4.9750%    0.3819%    5.35691%
Class A-2 Notes                                4.9750%    0.3900%     5.3650%
Class B Notes                                  4.9750%    0.7000%     5.6750%
Redraw Bond - series 1                         0.0000%         -      0.0000%
Redraw Bond - series 2                         0.0000%         -      0.0000%

BBSW Interest & Unpaid Interest Rate for
   Accrual Period                              4.9750%
Facilities BBSW                                4.9750%

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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                   PER CERT.       AGGREGATE
                                                   ---------       ---------
Total Interest Amount:
   Class A-1 Notes                                  1,181.08     11,279,361.75
   Class A-2 Notes                                    716.23      1,074,345.00
   Class B Notes                                    1,412.93        211,939.50
   Redraw Bond - series 1                                  -                 -
   Redraw Bond - series 2                                  -                 -
Principal:
   Class A-1 Notes                                  7,545.58     72,060,309.66
   Class A-2 Notes                                  4,568.85      6,853,275.00
   Class B Notes                                      516.91         77,536.50
   Redraw Bond - series 1                                  -                 -
   Redraw Bond - series 2                                  -                 -
Total:
   Class A-1 Notes                                  8,726.66     83,339,671.41
   Class A-2 Notes                                  5,285.08      7,927,620.00
   Class B Notes                                    1,929.84        289,476.00
   Redraw Bond - series 1                                  -                 -
   Redraw Bond - series 2                                  -                 -
   Total                                           15,941.58     91,556,767.41

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POOL FACTORS                                        LAST           CURRENT
                                                DISTRIBUTION     DISTRIBUTION
                                                    DATE            DATE

   Class A-1 Notes                               0.51292310        0.46723460
   Class A-2 Notes                               0.51292310        0.46723460
   Class B Notes                                 0.95658790        0.95141880
   Redraw Bond - series 1                                 -                 -
   Redraw Bond - series 2                                 -                 -

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QUARTERLY CASHFLOW WORKING SHEET                                                Per Certificate         Aggregate
                                                                                       $                    $
                                                                                ---------------      ---------------
  Finance Charge Collections                                                                           14,611,693.86
  Finance Charge Collections - Repurchases                                                                       -
  Finance Charge Damages                                                                                         -
  Income due to Seller                                                                                           -
  Other Income                                                                                            921,983.09
Preliminary Income Amount                                                                              15,533,676.95

  Taxes                                                                                                       180.00
  Trustee Fee                                                                                              57,993.69
  Security Trustee Fee                                                                                           -
  Manager Fee                                                                                              70,295.38
  Servicing Fee                                                                                           585,794.84
  Liquidity Commitment Fee                                                                                 12,493.15
  Redraw Commitment Fee                                                                                     6,506.85
  Support Facility Payments                                                                               916,072.63
  Support Facility Receipts                                                                                      -
  Expenses                                                                                                 43,736.41
  Previous Unpaid Facility Int Chg  - Liquidity                                                                  -
  Liquidity Interest Charge + Previous Unpaid                                                                    -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                            -
  Redraw Interest Charge + Previous Unpaid                                                                       -
  Repayment of Liquidity Facility                                                                                -
  Total Interest Amount - Class A-1 Notes                                                              11,279,361.75
                        - Class A-2 Notes                                                               1,074,345.00
                        - Class B Notes                                                                   211,939.50
                        - Redraw Bonds - series 1                                                                -
                        - Redraw Bonds - series 2                                                                -
REQUIRED INCOME AMOUNT                                                                                 14,258,719.20

Income Shortfall                                                                                                 -
Liquidity Facility Draw                                                                                          -

Principal Chargeoff Unreimbursement                                                                              -
Principal Chargeoff                                                                                              -
Total Principal Chargeoff Reimbursement Due                                                                      -

PAYMENT ALLOCATION CASCADE

  Preliminary Income Amount                                                                            15,533,676.95
  Liquidity Facility Draw                                                                                        -
Available Income Amount                                                                                15,533,676.95

                                                                                                  QUARTER TO DATE
                                                            DUE               AVAILABLE       ALLOCATION/DISTRIBUTION
                                                        ------------         -------------    -----------------------
  Taxes                                                       180.00         15,533,676.95                    180.00
  Trustee Fee                                              57,993.69         15,533,496.95                 57,993.69
  Security Trustee Fee                                           -           15,475,503.26                       -
  Manager Fee                                              70,295.38         15,475,503.26                 70,295.38
  Servicing Fee                                           585,794.84         15,405,207.88                585,794.84
  Liquidity Commitment Fee                                 12,493.15         14,819,413.04                 12,493.15
  Redraw Commitment Fee                                     6,506.85         14,806,919.89                  6,506.85
  Support Facility Payments                               916,072.63         14,800,413.04                916,072.63
  Support Facility Receipts                                      -           13,884,340.41                       -
  Expenses                                                 43,736.41         13,884,340.41                 43,736.41
  Liquidity Interest Charge                                      -           13,840,604.00                       -
  Repayment of Liquidity Facility                                -           13,840,604.00                       -
----------------------------------------------------|
  Interest Amount Payable - Redraw Facility         |            -           13,840,604.00                       -
                          - Class A-1 Notes         |   11,279,361.75        13,840,604.00             11,279,361.75
                          - Class A-2 Notes         |    1,074,345.00         2,561,242.25              1,074,345.00
                          - Redraw Bonds - series 1 |             -           1,486,897.25                       -
                          - Redraw Bonds - series 2 |             -           1,486,897.25                       -
-----------------------------------------------------
                          - Class B Notes                  211,939.50         1,486,897.25                211,939.50
Total Principal Chargeoff Reimbursement                           -           1,274,957.75                       -
Excess Distribution                                                                                     1,274,957.75

Unpaid Facility Int Chg  - Liquidity                                                                             -
                         - Redraw                                                                                -
Unpaid Security Interest Amount - Class A-1 Notes                                                                -
                                - Class A-2 Notes                                                                -
                                - Class B Notes                                                                  -
                                - Redraw Bonds - series 1                                                        -
                                - Redraw Bonds - series 2                                                        -

FACILITIES OUTSTANDING
Liquidity Commitment Facility Limit                                                                    48,000,000.00
Beginning Liquidity Commitment Facility                                                                48,000,000.00
Previous Liquidity Facility Draw                                                                                 -
Repayment of Liquidity Facility                                                                                  -
Liquidity Facility Draw                                                                                          -
Ending Liquidity Commitment Facility                                                                   48,000,000.00

Redraw Commitment Facility Limit                                                                       50,000,000.00
Beginning Redraw Commitment Facility                                                                   50,000,000.00
Previous Redraw Facility Draw                                                                                    -
Previous Redraw Facility Draw - Chargeoffs                                                                       -
Repayment of Redraw Facility                                                                                     -
Repayment of Unreimbursed Chargeoffs                                                                             -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                   -
Redraw Facility Available to Draw                                                                      50,000,000.00
Redraw Facility Draw                                                                                             -
Ending Redraw  Commitment Facility                                                                     50,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                                                Per Certificate          Aggregate
INTEREST AMOUNT                                                                       $                      $
---------------                                                                 ---------------       --------------

CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                -                    -
Security  Interest Amount                                                              1,181.08        11,279,361.75
Total Interest Amount                                                                                  11,279,361.75

Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                                     -
Security  Interest Amount                                                                              11,279,361.75
Interest Amount Payable                                                                1,181.08        11,279,361.75
Unpaid Security Interest Amount                                                                                  -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                -                    -
Security  Interest Amount                                                                716.23         1,074,345.00
Total Interest Amount                                                                                   1,074,345.00
Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                                     -
Security  Interest Amount                                                                               1,074,345.00
Interest Amount Payable                                                                  716.23         1,074,345.00
Unpaid Security Interest Amount                                                                                  -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                -                    -
Security  Interest Amount                                                              1,412.93           211,939.50
Total Interest Amount                                                                                     211,939.50

Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                                     -
Security  Interest Amount                                                                                 211,939.50
Interest Amount Payable                                                                1,412.93           211,939.50
Unpaid Security Interest Amount                                                                                  -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                -                    -
Security  Interest Amount                                                                   -                    -
Total Interest Amount                                                                                            -

Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                                     -
Security  Interest Amount                                                                                        -
Interest Amount Payable                                                                     -                    -
Unpaid Security Interest Amount                                                                                  -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                -                    -
Security  Interest Amount                                                                   -                    -
Total Interest Amount                                                                                            -

Unpaid Security Interest Amount (after last Distribution Date)                                                   -
Interest on  Unpaid Security Interest Amount                                                                     -
Security  Interest Amount                                                                                        -
Interest Amount Payable                                                                     -                    -
Unpaid Security Interest Amount                                                                                  -

PRINCIPAL AMOUNT
Principal Collections                                                                                  90,971,549.77
Principal Collections - Repurchases                                                                              -
  less Repayment Of Redraw Facility                                                                              -
  less Total Customer Redraw                                                                          (11,980,429.64)
  plus Redraw Facility Draw                                                                                      -
  plus Redraw Bonds Issue this month                                                                             -
  Aggregate Principal Damages from Seller & Servicer                                                             -
  Principal Chargeoff Reimbursement - Class B Notes                                                              -
                                    - Class A-1 Notes                                                            -
                                    - Class A-2 Notes                                                            -
                                    - Redraw Bonds - Series 1                                                    -
                                    - Redraw Bonds - Series 2                                                    -
                                    - Redraw Facility                                                            -
  Principal rounding b/f                                                                                        1.40

  Scheduled Principal Amount                                                       4,859,914.87
  Unscheduled Principal Amount Partial less redraws                               49,588,112.77
  Unscheduled Principal Amount - Partial Prepayment                               61,568,542.41
  Unscheduled Principal Amount - Full Prepayment                                  24,543,092.49
  Unscheduled Principal Amount - less redraws + C/O Reim                          74,131,205.26


Total Available Principal Amount for Redraw Bonds                                                      78,991,121.53

Principal Distribution - Redraw Bonds - Series 1                                            -                    -
Principal Distribution - Redraw Bonds - Series 2                                            -                    -

 Principal rounding b/f                                                                                         1.40
Total Unscheduled Principal Amount                                                                     74,131,205.26
Total Scheduled Principal Amount                                                                        4,859,914.87
Total Available Principal Amount for Notes                                                             78,991,121.53

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                                                                                Per Certificate          Aggregate
                                                                                      $                      $
                                                                                ---------------       --------------
PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                 100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                    7,545.58        72,060,309.66
        Class A-2 Principal Payment                                                    4,568.85         6,853,275.00
Class B Principal Payment                                                                516.91            77,536.50

Principal rounding c/f                                                                                          0.37

Outstanding Principal - beginning period                                                              900,274,169.81
less Principal Repayment                                                                              (90,971,549.77)
plus Total Customer Redraw                                                                             11,980,429.64
less Principal Losses                                                                                            -
Outstanding Principal - Closing period                                                                821,283,049.68

PRINCIPAL LOSSES
Principal Losses                                                                                                 -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                         -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                   -
Net Principal Losses                                                                                             -
Principal Chargeoff  - Class B Notes                                                                             -
                     - Class A-1 Notes                                                                           -
                     - Class A-2 Notes                                                                           -
                     - Redraw Bonds Series 1                                                                     -
                     - Redraw Bonds Series 2                                                                     -
                     - Redraw Facility                                                                           -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                      -
Principal Chargeoff                                                                                              -
Principal Chargeoff Reimbursement                                                                                -
Ending Unreimbursed Principal Chargeoffs                                                                         -

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                      -
Principal Chargeoff                                                                                              -
Principal Chargeoff Reimbursement                                                                                -
Ending Unreimbursed Principal Chargeoffs                                                                         -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                      -
Principal Chargeoff                                                                                              -
Principal Chargeoff Reimbursement                                                                                -
Ending Unreimbursed Principal Chargeoffs                                                                         -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                      -
Principal Chargeoff                                                                                              -
Principal Chargeoff Reimbursement                                                                                -
Ending Unreimbursed Principal Chargeoffs                                                                         -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                      -
Principal Chargeoff                                                                                              -
Principal Chargeoff Reimbursement                                                                                -
Ending Unreimbursed Principal Chargeoffs                                                                         -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                      -
Principal Chargeoff                                                                                              -
Principal Chargeoff Reimbursement                                                                                -
Ending Unreimbursed Principal Chargeoffs                                                                         -


INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------
                                                                    Aggregate            Aggregate
                                                                       US$                  A$
                                                                --------------       ----------------

CLASS A-1 NOTES
Initial Invested Amount                                         955,000,000.00       1,577,208,918.25
  previous Principal Distribution                               465,158,439.50         768,222,030.55
  Principal Distribution for current period                      43,632,517.50          72,060,309.66
Total Principal Distribution to date                            508,790,957.00         840,282,340.21
Beginning Invested Amount                                       489,841,560.50         808,986,887.70
Ending Invested Amount                                          446,209,043.00         736,926,578.04
Unreimbursed Principal Chargeoffs                                           -                     -
Beginning Stated Amount                                         489,841,560.50         808,986,887.70
Ending Stated Amount                                            446,209,043.00         736,926,578.04

CLASS A-2 NOTES
Initial Invested Amount                                                                150,000,000.00
  previous Principal Distribution                                                       73,061,535.00
  Principal Distribution for current period                                              6,853,275.00
Total Principal Distribution to date                                                    79,914,810.00
Beginning Invested Amount                                                               76,938,465.00
Ending Invested Amount                                                                  70,085,190.00
Unreimbursed Principal Chargeoffs                                                                 -
Beginning Stated Amount                                                                 76,938,465.00
Ending Stated Amount                                                                    70,085,190.00

CLASS B NOTES
Initial Invested Amount                                                                 15,000,000.00
  previous Principal Distribution                                                          651,181.50
  Principal Distribution for current period                                                 77,536.50
Total Principal Distribution to date                                                       728,718.00
Beginning Invested Amount                                                               14,348,818.50
Ending Invested Amount                                                                  14,271,282.00
Unreimbursed Principal Chargeoffs                                                                 -
Beginning Stated Amount                                                                 14,348,818.50
Ending Stated Amount                                                                    14,271,282.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                  -
Initial Invested Amount                                                                           -
  Principal Distribution (after last
     Distribution Date)                                                                           -
  Principal Distribution for current period                                                       -
Total Principal Distribution to date                                                              -
Beginning Invested Amount                                                                         -
Ending Invested Amount                                                                            -
Unreimbursed Principal Chargeoffs                                                                 -
Beginning Stated Amount                                                                           -
Ending Stated Amount                                                                              -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                  -
Initial Invested Amount                                                                           -
  Principal Distribution (after last
     Distribution Date)                                                                           -
  Principal Distribution for current period                                                       -
Total Principal Distribution to date                                                              -
Beginning Invested Amount                                                                         -
Ending Invested Amount                                                                            -
Unreimbursed Principal Chargeoffs                                                                 -
Beginning Stated Amount                                                                           -
Ending Stated Amount                                                                              -

                         SERIES 2000-1G MEDALLION TRUST


      Series 2000-1G Medallion Trust Data as at opening of business on the preceding determination date of October 1, 2002



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OUTSTANDING MORTGAGE BALANCE (AUD)
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                                                     AMOUNT         WAC
                                                 ------------      -----

      - Variable Rate Housing Loans              $610,549,370      6.35%
      - Fixed 1 Year                             $122,295,462      6.86%
      - Fixed 2 Year                              $67,254,787      6.75%
      - Fixed 3 Year                              $12,917,479      6.97%
      - Fixed 4 Year                               $7,730,282      6.64%
      - Fixed 5 Year                               $2,418,507      7.04%
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      TOTAL POOL                                 $823,165,887      6.47%
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DELINQUENCY INFORMATION
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                                                     AUD AMOUNT OF
                            NO. OF LOANS   %OF POOL          LOANS    % OF POOL
                            ------------   -------    -------------   ---------
      31-60 days                      29      0.31%   $3,175,064.80       0.24%
      61-90 days                       9      0.10%   $1,298,557.46       0.10%
      90+ days                        14      0.15%   $1,186,730.57       0.09%
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MORTGAGEE IN POSSESSION
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